Exhibit 99.2

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 22, 2021, Alpine Income Property Trust, Inc. (the “Company”) completed the acquisition of nine parcels subject to ground leases to nine different retail tenants located in Houston, Texas from a private family office (the “Seller”) for an aggregate purchase price of $43.5 million (the “GL Portfolio”). There is no material relationship between the Company, its subsidiaries or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of the GL Portfolio. The acquisition of the GL Portfolio was funded utilizing cash on hand and availability under the Company’s unsecured revolving credit facility.

On April 23, 2021, the Company completed the acquisition of one net leased property (the “Single Property”) located in North Richland Hills, Texas from a subsidiary of CTO Realty Growth, Inc. (“CTO”) for a cash purchase price of $11.5 million. The acquisition was funded utilizing a draw on the Company’s unsecured revolving credit facility.

On June 30, 2021, the Company completed the acquisition of an additional six net leased properties (the “CMBS Portfolio”) from certain subsidiaries of CTO (the “CTO Sellers”) for an aggregate purchase price of $44.5 million. Pursuant to the purchase and sale agreement, made as of April 2, 2021 and as amended on April 20, 2021, among the Company’s operating partnership subsidiary, Alpine Income Property OP, LP (the “Operating Partnership”), and the CTO Sellers, the Operating Partnership and the CTO Sellers entered into an assignment and assumption of a certain loan agreement dated September 30, 2014. The outstanding principal balance of the loan assumed at the time of acquisition totaled $30.0 million, and the loan bears a fixed interest rate of 4.33%. The loan matures in October 2034 and is prepayable without penalty beginning in October 2024. The acquisition of the CMBS Portfolio was funded utilizing available cash, net of the $30.0 million loan assumed.

The following unaudited pro forma consolidated balance sheet as of September 30, 2021, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 (collectively, the “Unaudited Pro Forma Financials”) give effect to the following:

●	The acquisition by the Company of (i) the GL Portfolio and (ii) additional net leased properties acquired during the period from July 1, 2021 to December 31, 2021 (collectively, the “Q3-Q4 2021 Acquisitions”). Such adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Q3-Q4 2021 Acquisition Transaction Accounting Adjustments.”
●	The acquisition by the Company of (i) the Single Property, (ii) the CMBS Portfolio, and (iii) additional net leased properties acquired during the six months ended June 30, 2021 (collectively, the “Q1-Q2 2021 Acquisitions”). Such adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Q1-Q2 2021 Acquisition Transaction Accounting Adjustments.”

Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the Q1-Q2 2021 Acquisitions and the Q3-Q4 2021 Acquisitions as though they had occurred on January 1, 2020, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K/A set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the Q1-Q2 2021 Acquisitions and the Q3-Q4 2021 Acquisitions occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

(In thousands, except share and per share data)

	Historical	Q3-Q4 2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
ASSETS
Real Estate:
Land, at cost	$133,329	$45,981	[A]	$179,310
Building and Improvements, at cost	231,328	20,301	[A]	251,629
Total Real Estate, at cost	364,657	66,282		430,939
Less, Accumulated Depreciation	(13,249)	—		(13,249)
Real Estate—Net	351,408	66,282		417,690
Cash and Cash Equivalents	6,706	(5,000)	[C]	1,706
Restricted Cash	600	—		600
Intangible Lease Assets—Net	52,685	7,795	[A]	60,480
Straight-Line Rent Adjustment	2,013	—		2,013
Other Assets	2,909	(1,926)	[B]	983
Total Assets	$416,321	$67,151		$483,472
LIABILITIES AND EQUITY
Liabilities:
Accounts Payable, Accrued Expenses, and Other Liabilities	$2,393	$—		$2,393
Prepaid Rent and Deferred Revenue	1,334	—		1,334
Intangible Lease Liabilities—Net	4,998	443	[A]	5,441
Long-Term Debt	190,195	66,708	[C]	256,903
Total Liabilities	198,920	67,151		266,071
Commitments and Contingencies
Equity:
Preferred Stock, $0.01 par value per share, 100 million shares authorized, no shares issued and outstanding as of September 30, 2021	—	—		—
Common Stock, $0.01 par value per share, 500 million shares authorized, 11,299,548 shares issued and outstanding as of September 30, 2021	113	—		113
Additional Paid-in Capital	198,019	—		198,019
Dividends in Excess of Net Income	(11,652)	—		(11,652)
Accumulated Other Comprehensive Income	328	—		328
Stockholders' Equity	186,808	—		186,808
Noncontrolling Interest	30,593	—		30,593
Total Equity	217,401	—		217,401
Total Liabilities and Equity	$416,321	$67,151		$483,472

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(In thousands, except share and per share data)

	Historical	Q1-Q2 2021 Acquisition Transaction Accounting Adjustments	Notes	Q3-Q4 2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$20,658	$3,318	[A][B]	$5,198	[A][B]	$29,174
Total Revenues	20,658	3,318		5,198		29,174
Operating Expenses:
Real Estate Expenses	2,389	352	[A]	786	[A]	3,527
General and Administrative Expenses	3,687	—		—		3,687
Depreciation and Amortization	10,914	1,806	[B]	1,991	[B]	14,711
Total Operating Expenses	16,990	2,158		2,777		21,925
Gain on Disposition of Assets	544	—		—		544
Net Income from Operations	4,212	1,160		2,421		7,793
Interest Expense	2,299	1,017	[C]	1,279	[C]	4,595
Net Income	1,913	143		1,142		3,198
Less: Net Income Attributable to Noncontrolling Interest	(251)	(19)	[D]	(149)	[D]	(419)
Net Income Attributable to Alpine Income Property Trust, Inc.	$1,662	$124		$993		$2,779

Per Common Share Data:
Net Income Attributable to Alpine Income Property Trust, Inc.
Basic	$0.18	$0.01		$0.11		$0.30
Diluted	$0.16	$0.01		$0.09		$0.26
Weighted Average Number of Common Shares:
Basic	9,253,090	9,253,090		9,253,090		9,253,090
Diluted	10,637,934	10,637,934		10,637,934		10,637,934

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share data)

	Historical	Q1-Q2 2021 Acquisition Transaction Accounting Adjustments	Notes	Q3-Q4 2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$19,248	$8,581	[A][B]	$6,760	[A][B]	$34,589
Total Revenues	19,248	8,581		6,760		34,589
Operating Expenses:
Real Estate Expenses	2,316	860	[A]	1,058	[A]	4,234
General and Administrative Expenses	4,660	—		—		4,660
Depreciation and Amortization	9,949	4,170	[B]	2,655	[B]	16,774
Total Operating Expenses	16,925	5,030		3,713		25,668
Gain on Disposition of Assets	287	—		—		287
Net Income from Operations	2,610	3,551		3,047		9,208
Interest Expense	1,464	2,352	[C]	1,705	[C]	5,521
Net Income	1,146	1,199		1,342		3,687
Less: Net Income Attributable to Noncontrolling Interest	(161)	(302)	[D]	(240)	[D]	(703)
Net Income Attributable to Alpine Income Property Trust, Inc.	$985	$897		$1,102		$2,984

Per Common Share Data:
Net Income Attributable to Alpine Income Property Trust, Inc.
Basic	$0.13	$0.12		$0.15		$0.39
Diluted	$0.11	$0.10		$0.12		$0.32
Weighted Average Number of Common Shares:
Basic	7,588,349	7,588,349		7,588,349		7,588,349
Diluted	8,812,203	9,237,154		9,237,154	[E]	9,237,154

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of September 30, 2021, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 (collectively, the “Unaudited Pro Forma Financials”) give effect to the following:

●	The acquisition by the Company of (i) the GL Portfolio and (ii) additional net leased properties acquired during the period from July 1, 2021 to December 31, 2021 (collectively, the “Q3-Q4 2021 Acquisitions”). Such adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Q3-Q4 2021 Acquisition Transaction Accounting Adjustments.”

●	The acquisition by the Company of (i) the Single Property, (ii) the CMBS Portfolio, and (iii) additional net leased properties acquired during the six months ended June 30, 2021 (collectively, the “Q1-Q2 2021 Acquisitions”). Such adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Q1-Q2 2021 Acquisition Transaction Accounting Adjustments.”

Transaction Accounting Adjustments. The Unaudited Pro Forma Financials present the effects of the Q1-Q2 2021 Acquisitions and the Q3-Q4 2021 Acquisitions as though they had occurred on January 1, 2020, the beginning of the earliest applicable reporting period. The Q1-Q2 2021 Acquisitions and the Q3-Q4 2021 Acquisitions were funded utilizing a combination of (a) available cash, (b) availability on the Company’s unsecured revolving credit facility, (c) proceeds from the Company’s term loan, (d) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition, and (e) the issuance of units of the Company’s operating partnership, Alpine Income Property OP, LP (“OP Units”).

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K/A set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the Q1-Q2 2021 Acquisitions and the Q3-Q4 2021 Acquisitions occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of September 30, 2021

[A] Represents the fair value of the income properties included in the Q3-Q4 2021 Acquisitions that occurred subsequent to September 30, 2021 which are allocated to the acquired tangible assets, consisting of land, building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocations were provided by a third-party valuation company. For clarity, for income properties included in the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions that occurred prior to September 30, 2021, the impact of such acquisitions is already included in the historical consolidated balance sheet.

The following represents the allocation of total acquisition costs for the Q3-Q4 2021 Acquisitions that occurred subsequent to September 30, 2021 (in thousands):

Allocation of Purchase Price:
Land, at cost	$45,981
Building and Improvements, at cost	20,301
Intangible Lease Assets	7,795
Intangible Lease Liabilities	(443)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$73,634

[B] Represents return of $1.6 million in earnest money deposits in addition to $0.3 million in net cash pro-rations at closing.

[C] Represents utilization cash on hand of an estimated amount of $5.0 million as well as draws on the Company’s unsecured revolving credit facility of $66.7 million related to the acquisition cost of the Q3-Q4 2021 Acquisitions that occurred subsequent to September 30, 2021.

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2021

[A] Represents (i) aggregate adjustments to lease income totaling $8.5 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and (ii) related direct costs of the lease income, presented on the consolidated statements of operations as real estate expenses,  totaling $1.1 million for the nine months ended September 30, 2021. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases for the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions as of the acquisition date as though they had occurred on January 1, 2020. Comparatively, the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Expenses of the GL Portfolio for the relevant periods and (ii) the Historical Summary of Revenues and Direct Expenses of the Single Property and CMBS Portfolio filed on July 2, 2021 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K, was calculated as if the acquisition had incurred at inception of the lease for the relevant periods.

[B] Represents the depreciation and amortization of real estate acquired related to the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions which totaled $3.8 million for the nine months ended September 30, 2021 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to lease income. For the nine months ended September 30, 2021, there was a net decrease to lease income which totaled less than $0.1 million and is included in the aggregate adjustments to lease income totaling $8.5 million referred to in Note [A] above.

[C] Represents the incremental additional interest expense of $2.3 million related to (i) draws on the Company’s unsecured revolving credit facility used to fund the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions that occurred subsequent to December 31, 2020 calculated based on an acquisition date of January 1, 2020 versus the actual interest expense recorded in the historical consolidated statement of operations for the nine months ended September 30, 2021 based on the actual acquisition date and (ii) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition.

[D] Represents the allocation of net income attributable to the noncontrolling interest.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2020

[A] Represents (i) aggregate adjustments to lease income totaling $15.3 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and (ii) related direct costs of the lease income, presented on the consolidated statements of operations as real estate expenses, totaling $1.9 million for the year ended December 31, 2020. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases for the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions as of the acquisition date as though they had occurred on January 1, 2020. Comparatively, the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Expenses of the GL Portfolio for the relevant periods and (ii) the Historical Summary of Revenues and Direct Expenses of the Single Property and CMBS Portfolio filed on July 2, 2021 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K, was calculated as if the acquisition had incurred at inception of the lease for the relevant periods.

[B] Represents the depreciation and amortization of real estate acquired related to the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions which totaled $6.8 million for the year ended December 31, 2020 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to lease income. For the year ended December 31, 2020, there was a net decrease to lease income which totaled $0.1 million and is included in the aggregate adjustments to lease income totaling $15.3 million referred to in Note [A] above.

[C] Represents the incremental additional interest expense of $4.1 million related to (i) draws on the Company’s unsecured revolving credit facility used to fund the Q1-Q2 2021 Acquisitions and Q3-Q4 2021 Acquisitions that occurred subsequent to December 31, 2020 and (ii) the $30.0 million loan assumed in connection with the CMBS Portfolio acquisition.

[D] Represents the allocation of net income attributable to the noncontrolling interest.

[E] Represents the increase in diluted shares outstanding for the 424,951 OP Units issued by the Operating Partnership in exchange for partial consideration of certain of the properties included in the Q1-Q2 2021 Acquisitions.